Exhibit 99.1

10/4/05 12:5CLCM2005-2: Pricing
Bond Balance Report

     Pd       Date         A1           A2            A3             A4           B

          0 10/18/2005  300,000,000   481,000,000  200,000,000   363,000,000    56,000,000
          1 1/15/2006   300,000,000   481,000,000  200,000,000   363,000,000    56,000,000
          2 4/15/2006   295,043,922   481,000,000  200,000,000   363,000,000    56,000,000
          3 7/15/2006   287,512,128   481,000,000  200,000,000   363,000,000    56,000,000
          4 10/15/2007  279,446,192   481,000,000  200,000,000   363,000,000    56,000,000
          5 1/15/2007   271,175,989   481,000,000  200,000,000   363,000,000    56,000,000
          6 4/15/2007   261,987,881   481,000,000  200,000,000   363,000,000    56,000,000
          7 7/15/2007   252,523,020   481,000,000  200,000,000   363,000,000    56,000,000
          8 10/15/2007  242,665,104   481,000,000  200,000,000   363,000,000    56,000,000
          9 1/15/2008   231,694,360   481,000,000  200,000,000   363,000,000    56,000,000
         10 4/15/2008   210,468,561   481,000,000  200,000,000   363,000,000    56,000,000
         11 7/15/2008   186,617,901   481,000,000  200,000,000   363,000,000    56,000,000
         12 10/15/2008  162,795,477   481,000,000  200,000,000   363,000,000    56,000,000
         13 1/15/2009   131,015,309   481,000,000  200,000,000   363,000,000    56,000,000
         14 4/15/2009    99,765,917   481,000,000  200,000,000   363,000,000    56,000,000
         15 7/15/2009    70,469,452   481,000,000  200,000,000   363,000,000    56,000,000
         16 10/15/2009            -   470,388,990  200,000,000   363,000,000    56,000,000
         17 1/15/2010             -   443,127,756  200,000,000   363,000,000    56,000,000
         18 4/15/2010             -   415,675,756  200,000,000   363,000,000    56,000,000
         19 7/15/2010             -   388,457,477  200,000,000   363,000,000    56,000,000
         20 10/15/2010            -   361,477,485  200,000,000   363,000,000    56,000,000
         21 1/15/2011             -   334,611,692  200,000,000   363,000,000    56,000,000
         22 4/15/2011             -   307,629,932  200,000,000   363,000,000    56,000,000
         23 7/15/2011             -   280,914,726  200,000,000   363,000,000    56,000,000
         24 10/15/2011            -   254,472,165  200,000,000   363,000,000    56,000,000
         25 1/15/2012             -   229,879,426  200,000,000   363,000,000    54,315,302
         26 4/15/2012             -   205,328,774  200,000,000   363,000,000    52,633,488
         27 7/15/2012             -   180,962,918  200,000,000   363,000,000    50,964,333
         28 10/15/2012            -   156,931,059  200,000,000   363,000,000    49,318,058
         29 1/15/2013             -   133,121,385  200,000,000   363,000,000    47,687,002
         30 4/15/2013             -   109,376,689  200,000,000   363,000,000    46,060,400
         31 7/15/2013             -    85,953,472  200,000,000   363,000,000    44,455,819
         32 10/15/2013            -    62,858,704  200,000,000   363,000,000    42,873,738
         33 1/15/2014             -    40,017,430  200,000,000   363,000,000    41,309,022
         34 4/15/2014             -    17,291,749  200,000,000   363,000,000    39,752,226
         35 7/15/2014             -             -  194,923,538   363,000,000    38,219,917
         36 10/15/2014            -             -  172,918,404   363,000,000    36,712,480
         37 1/15/2015             -             -  151,213,339   363,000,000    35,225,599
         38 4/15/2015             -             -  129,785,763   363,000,000    33,757,728
         39 7/15/2015             -             -  105,962,493   363,000,000    33,757,728
         40 10/15/2015            -             -   85,229,416   363,000,000    32,265,281
         41 1/15/2016             -             -   65,452,514   363,000,000    30,841,663
         42 4/15/2016             -             -   46,121,490   363,000,000    29,450,142
         43 7/15/2016             -             -   27,298,358   363,000,000    28,095,180
         44 10/15/2016            -             -    9,021,912   363,000,000    26,779,571
         45 1/15/2017             -             -            -   354,270,826    25,501,779
         46 4/15/2017             -             -            -   336,932,112    24,253,672
         47 7/15/2017             -             -            -   320,107,602    23,042,579
         48 10/15/2017            -             -            -   303,779,416    21,867,213
         49 1/15/2018             -             -            -   287,893,371    20,723,674
         50 4/15/2018             -             -            -   274,384,280    19,751,238
         51 7/15/2018             -             -            -   262,488,786    18,894,954
         52 10/15/2018            -             -            -   251,945,160    18,135,984
         53 1/15/2019             -             -            -   241,671,065    17,396,415
         54 4/15/2019             -             -            -   231,601,368    16,671,559
         55 7/15/2019             -             -            -   221,820,591    15,967,501
         56 10/15/2019            -             -            -   212,320,508    15,283,648
         57 1/15/2020             -             -            -   203,066,240    14,617,491
         58 4/15/2020             -             -            -   194,021,208    13,966,394
         59 7/15/2020             -             -            -   185,212,668    13,332,322
         60 10/15/2020            -             -            -   176,658,472    12,716,558
         61 1/15/2021             -             -            -   168,328,499    12,116,934
         62 4/15/2021             -             -            -   160,181,299    11,530,467
         63 7/15/2021             -             -            -   152,270,342    10,961,006
         64 10/15/2021            -             -            -   144,588,834    10,408,062
         65 1/15/2022             -             -            -   137,111,332     9,869,802
         66 4/15/2022             -             -            -   129,798,984     9,343,431
         67 7/15/2022             -             -            -   121,781,807     9,343,431
         68 10/15/2022            -             -            -             -             -

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